                                                    Other Exhibit





                        POWER OF ATTORNEY



    KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and

constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr.

and Emilie D. Wrapp, and each of them, to act severally as

attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned, solely for the purpose of signing on such person's behalf any Registration Statement on

Form N-1A, and any amendments thereto, of Alliance Government

Reserves and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and

Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



                                  /s/  Dave H. Williams
                                  _____________________
                                       Dave H. Williams


Dated:  September 30, 1996





00250083.AB9

                                                    Other Exhibit



                        POWER OF ATTORNEY



    KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and

constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr.

and Emilie D. Wrapp, and each of them, to act severally as

attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned, solely for the purpose of signing on such person's behalf any Registration Statement on

Form N-1A, and any amendments thereto, of Alliance Government

Reserves and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and

Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



                                  /s/  John D. Carifa
                                  ___________________
                                       John D. Carifa


Dated:  September 30, 1996









00250083.AB9

                                                    Other Exhibit

                        POWER OF ATTORNEY



    KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and

constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr.

and Emilie D. Wrapp, and each of them, to act severally as

attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned, solely for the purpose of signing on such person's behalf any Registration Statement on

Form N-1A, and any amendments thereto, of Alliance Government

Reserves and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and

Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



                                  /s/  Sam Y. Cross
                                  _________________
                                       Sam Y. Cross


Dated:  September 30, 1996











00250083.AB9

                                                    Other Exhibit



                        POWER OF ATTORNEY



    KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and

constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr.

and Emilie D. Wrapp, and each of them, to act severally as

attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned, solely for the purpose of signing on such person's behalf any Registration Statement on

Form N-1A, and any amendments thereto, of Alliance Government

Reserves and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and

Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



                                  /s/  Charles H.P. Duell
                                  ________________________
                                       Charles H.P. Duell

Dated:  September 30, 1996










00250083.AB9

                                                    Other Exhibit



                        POWER OF ATTORNEY



    KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and

constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr.

and Emilie D. Wrapp, and each of them, to act severally as

attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned, solely for the purpose of signing on such person's behalf any Registration Statement on

Form N-1A, and any amendments thereto, of Alliance Government

Reserves and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and

Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.





                                  /s/  William H. Foulk, Jr.
                                  __________________________
                                       William H. Foulk, Jr.


Dated:  September 30, 1996







00250083.AB9

                                                    Other Exhibit



                        POWER OF ATTORNEY



    KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and

constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr.

and Emilie D. Wrapp, and each of them, to act severally as

attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned, solely for the purpose of signing on such person's behalf any Registration Statement on

Form N-1A, and any amendments thereto, of Alliance Government

Reserves and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and

Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



                             /s/  Elizabeth J. McCormack
                             ___________________________
                                  Elizabeth J. McCormack


Dated:  September 30, 1996









00250083.AB9

                                                    Other Exhibit



                        POWER OF ATTORNEY



    KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and

constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr.

and Emilie D. Wrapp, and each of them, to act severally as

attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned, solely for the purpose of signing on such person's behalf any Registration Statement on

Form N-1A, and any amendments thereto, of Alliance Government

Reserves and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and

Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



                                  /s/  David K. Storrs
                                  ____________________
                                       David K. Storrs


Dated:  September 30, 1996









00250083.AB9

                                                    Other Exhibit



                        POWER OF ATTORNEY



    KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and

constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr.

and Emilie D. Wrapp, and each of them, to act severally as

attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned, solely for the purpose of signing on such person's behalf any Registration Statement on

Form N-1A, and any amendments thereto, of Alliance Government

Reserves and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and

Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.





                                  /s/  Shelby White
                                  _________________
                                       Shelby White


Dated:  September 30, 1996







00250083.AB9